Acquisition of Mackinac Financial Corporation April 12, 2021 Working with Marketing on new style & color scheme throughout Exhibit 99.2

Securities Legend Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the federal securities law. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the proposed merger between Nicolet and Mackinac, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Nicolet and Mackinac with the SEC, risks and uncertainties for Nicolet, Mackinac and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of Mackinac’s operations with those of Nicolet will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed merger; (4) changes to tax legislation and their potential effects on the accounting for the merger; (5) the inability to complete the proposed merger due to the failure of Nicolet’s or Mackinac’s shareholders to adopt the Merger Agreement; (6) the failure to satisfy other conditions to completion of the proposed merger, including receipt of required regulatory and other approvals; (7) the failure of the proposed merger to close for any other reason; (8) diversion of management's attention from ongoing business operations and opportunities due to the proposed merger; (9) the challenges of integrating and retaining key employees; (10) the effect of the announcement of the proposed merger on Nicolet’s, Mackinac’s or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) dilution caused by Nicolet’s issuance of additional shares of Nicolet common stock in connection with the merger; (13) the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of Nicolet, Mackinac and the combined company; (14) changes in consumer demand for financial services; and (15) general competitive, economic, political and market conditions and fluctuations. Please refer to each of Nicolet’s and Mackinac’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. All forward-looking statements included in this communication are made as of the date hereof and are based on information available to management at that time. Except as required by law, neither Nicolet nor Mackinac assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Securities Legend Important Information and Where to Find It This communication relates to the proposed merger transaction involving Nicolet and Mackinac. In connection with the proposed merger, Nicolet and Mackinac will file a joint proxy statement/prospectus on Form S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NICOLET, MACKINAC AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be delivered to shareholders of Nicolet and Mackinac. Investors may obtain copies of the joint proxy statement/prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www.sec.gov). Copies of the documents filed with the SEC by Nicolet will be available free of charge on Nicolet’s website at www.nicoletbank.com. Copies of the documents filed with the SEC by Mackinac will be available free of charge on Mackinac’s website at www.bankmbank.com. Nicolet, Mackinac and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Nicolet and the shareholders of Mackinac in connection with the proposed merger. Information about the directors and executive officers of Nicolet and Mackinac will be included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC. Information about the directors and executive officers of Nicolet is also included in the proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 2, 2021. Information about the directors and executive officers of Mackinac is also included in the proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on April 22, 2020. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Transaction Highlights & Rationale 4  Establishes Nicolet as the largest community bank in Michigan’s Upper Peninsula  Builds additional scale by creating a $6.1 billion community banking franchise (#2 in Wisconsin) with a $1.0 billion+ market capitalization(2)  Complementary loan portfolio, retail focus, backend systems, and overall like-minded commitment to serve customers, shareholders, and communities across Northern Wisconsin and Michigan Strategic Rationale  EPS accretion over 14% in 2022  Tangible book value dilution of approximately 5%, with an earnback of 1.9 years(2)  Internal rate of return > 20%  Identified, but no modeled revenue enhancements Positive Financial Impacts  Larger geographical commercial market will provide for more lending opportunities across Northern Michigan with Nicolet’s higher lending limits  Significant opportunity to drive efficiency through additional branch rationalization of both footprints  Longer-term opportunity to expand Nicolet’s wealth management capabilities across Mackinac’s markets Revenue Opportunities & Efficiencies (1) Based on S&P Global Market Intelligence deposit market share information as of 6/30/20 for all 15 counties in the Upper Peninsula (2) Based on NCBS market capitalization as of April 9, 2021 and the value of the stock portion of the transaction

Mackinac Financial Highlights & Market Overview

Mackinac Market Overview[1]

- Creates the #1 community bank in the Upper Peninsula, as ranked by total pro forma deposits
- Solid market positions in several commercial hubs in the UP, including Marquette, Manistique, Sault Saint Marie, and Escanaba
- Northern Lower Peninsula: Lead local community bank in Alpena (47% market share) with opportunities to grow into the dynamic Traverse City market
- Southeast Michigan: $171 million in loans adds to geographic diversity of the entire portfolio[3]

Mackinac Financial Branch Map



Upper Peninsula Deposit Market Share[1]

Rank	*Institution*	*Branches*	*Deposits In Market ($M)*	*Market Share*
1	**Nicolet (Pro Forma)**	**10**	**$597**	**11.6%**
2	Superior National Bank	10	$563	10.9%
3	Flagstar Bank, FSB	14	$463	9.0%
4	First Bank, Upper Michigan	9	$434	8.4%
5	Incredible Bank	6	$386	7.5%
6	Range Bank	8	$381	7.4%
7	First National B&T of Iron Mountain	8	$339	6.6%
8	Central Savings Bank	9	$276	5.3%
9	First National Bank of St. Ignace	7	$259	5.0%
10	Huntington National Bank	7	$231	4.5%
	All others (11)	38	$1,240	24.0%
	Total For Institutions In Market	**116**	**$5,168**	

Mackinac Summary Financials[2]

	2017	2018	2019	2020
Total Assets	$985,367	$1,318,040	$1,320,069	$1,501,730
Asset Growth	*0.2%*	*33.8%*	*0.2%*	*13.8%*
Total Net Loans	$805,999	$1,033,681	$1,053,468	$1,071,776
Loan Growth	*3.8%*	*28.2%*	*1.9%*	*1.7%*
Total Deposits	$817,998	$1,097,537	$1,075,677	$1,258,776
Deposit Growth	*-0.7%*	*34.2%*	*-2.0%*	*17.0%*
Loans / Deposits	99%	95%	98%	85%
Equity / Assets	7.55%	9.64%	10.60%	9.74%
Net Income	$5,479	$8,367	$13,850	$13,473
ROAA	0.55%	0.71%	1.04%	0.92%
ROAE	6.74%	6.94%	8.78%	8.19%
Net Interest Margin	4.23%	4.46%	4.60%	4.40%
Efficiency Ratio	70.7%	70.8%	68.2%	70.5%
NPAs/ Assets	1.15%	0.99%	1.03%	0.87%
NCOs/ Avg Loans	0.07%	0.04%	0.02%	0.04%
LLR / Loans	0.63%	0.50%	0.50%	0.54%

Nicolet BANKSHARES, INC.

(1) Source: S&P Global Market Intelligence as of June 30, 2020
(2) Source: S&P Global Market Intelligence / Company Reports
(3) Source: S&P Global Market Intelligence / Company reports; excludes PPP loans

5

Pro Forma Branch Map 6 Nicolet branches (36) Mackinac branches (28)

Noninterest Bearing 31.5% MMA & Interest- bearing demand 37.8% Savings 12.6% Brokered 7.2% Customer CDs 10.9% Noninterest Bearing 33.0% MMA & Interest- bearing demand 35.8% Savings 10.4% Brokered 3.6% Customer CDs 17.3%Noninterest Bearing 31.0% MMA & Interest- bearing demand 38.5% Savings 13.3% Brokered 8.3% Customer CDs 8.8% Commercial RE - Owner Occ 18.5% Commercial RE - Investment 16.4% C&I 33.3% Const & Land 6.2% Ag 3.9% Consumer 1.1% Residential RE 20.5% Commercial RE - Owner Occ 19.6% Commercial RE - Investment 26.4% C&I 25.3% Const & Land 5.5% Consumer 1.8% Residential RE 21.1% Complimentary Loan & Deposit Franchises 7 Nicolet - $2.8B Combined - $3.9BMackinac - $1.1B Lo a n P o rt fo li o Nicolet - $3.9B Combined - $5.1BMackinac - $1.3B D e p o si t P o rt fo li o MRQ Cost = 0.36% PPP Loans = $186M Covid Mods = $19M MRQ Yield = 4.76% PPP Loans = $105M Covid Mods = $2.4M MRQ Yield = 5.14% Source: S&P Global and internal company reports as of December 31, 2020 MRQ Cost includes cost of total deposits (including noninterest bearing) for the quarter ended December 31, 2020 MRQ Cost = 0.34% Commercial RE - Owner Occ 18.8% Commercial RE - Investment 19.2% C&I 31.1% Const & Land 6.0% Ag 2.9% Consumer 1.3% Residential RE 20.7%

Transaction Overview and Assumptions 8 (1) Deal value equals a NCBS price of $84.40 (4/9 closing price) multiplied by the exchange ratio plus $4.64 in cash consideration, and then by outstanding shares of approximately 10.7 million as of 3/31/21 (inclusive of Mackinac’s restricted stock awards), but excludes Nicolet’s existing ownership of 30,000 shares (2) Deal value, EPS, and TBV accretion/dilution estimates reflect Nicolet’s pre-existing ownership; TBV Earnback inclusive of Day 2 CECL impact Deal Structure • Mackinac shareholders will receive 0.22x shares of Nicolet and $4.64 in cash for each share owned • Aggregate deal value of $248 million(1) • Mackinac to merge with and into Nicolet; mBank to merge with and into Nicolet National Bank Valuation Multiples(2) • Price-to-Tangible Book Value: 169% • Price-to-2020 EPS: 18.3x • Price-to-EPS after Cost Savings: 9.8x • Tangible Book Value Earnback Period: 1.9 years (crossover method) Key Assumptions • Cost Savings of 30% of Mackinac’s 2020 expense base (100% realized in 2022) • $20 million in estimated pretax deal expenses • Loan credit mark of 1.8% on gross loans comprised of: o 0.55% PCD mark o 0.54% non-PCD mark (accreted back through earnings over the 3 year life of loans) • Additional Day 2 CECL reserve of 0.70% of gross loans • Core deposit intangible of $4.8 million, amortized on an accelerated basis over 10 years Management & Board • Paul Tobias (Mackinac Chairman & CEO) expected to join the Boards of Directors of Nicolet Bankshares and Nicolet National Bank • Key Mackinac management to support Nicolet in ensuring a successful integration and client continuity Target Closing • Anticipated close in third quarter 2021 • Subject to regulatory approvals, shareholder approvals by both Nicolet and Mackinac, and customary closing conditions

Due Diligence Process 9 Disciplined Acquirer  Nicolet is an experienced acquirer having completed six bank acquisitions since 2013  Long track record of earnings and tangible book value growth  Historically out-performed initial cost savings estimates Comprehensive Diligence Approach  Collaborative process lasting approximately 30 days  Engagement of third party advisors  Key focus areas: Credit Quality, Operations, IT, Legal, Compliance, HR, and Regulatory  Nicolet’s experienced credit diligence team reviewed a significant portion of the loan portfolio, including:  77% of all commercial relationships (supported by Nicolet’s familiarity with Northern Wisconsin portfolio)  100% of adversely classified assets and Watch List credits  100% of ABL credits  Particular focus on southeast Michigan portfolio  The retail loan portfolio based on payment performance  Preliminary review of personnel at both institutions

2012 2013 2014 2015 2016 2017 2018 2019 2020 Pro Forma A ss e ts Experienced & Seasoned M&A Leader in the Upper Midwest 10 $1.2 B $0.7 B $1.2 B $1.2 B $2.3 B $2.9 B $3.1 B $3.6 B $4.6 B $6.1 B 2013 Mid-Wisconsin Financial Services Bank of Wausau (FDIC assisted) 2016 Baylake Corp 2017 First Menasha Bancshares 2019 Choice Bancorp 2020 Advantage Community Bancshares 2021 Mackinac Financial Corp 1-year 5-year Since Inception Nicolet 43.1% 126.4% 744.0% KBW Nasdaq Bank Index 63.8% 97.7% 42.6% S&P 500 48.0% 101.6% 190.5% *As of April 9, 2021. Since inception as of November 1, 2000 Price Appreciation*

698% 198% 243% 55% 412% 154% 122% 38% 154% 76% 68% 29% 193% 110% 97% 42% (November 2012) (September 2015) (November 2016) (June 2019) Shareholder Return Since Announcement (including Day 1 Premium) Acquired Bank Shareholders Legacy NCBS Shareholders KBW Bank Index S&P 500 Creating Superior Value for our Partners and Shareholders 11 Source: S&P Global Market Intelligence; Market Data as of April 9, 2021 Acquisitions of Bank of Wausau and Advantage Community Bancshares excluded as they were cash transactions (November 2012) (September 2015) (November 2016) (June 2019)

Transaction Highlights 12  Natural extension of Nicolet’s northern market strategy, with the opportunity to be the “lead local” bank across several markets similar to our own  Mackinac’s strong retail presence throughout its markets builds upon Nicolet’s already low-cost core deposit base  Attractive financial returns with strong EPS accretion in the first full year and short tangible book value earnback  Minimal credit risk and further diversifies loan portfolio across a greater geography  Accelerates ability to drive further efficiencies throughout both organizations  Builds upon Nicolet’s current strengths and enhances scale, profitability, and performance  Does not impact Nicolet’s interest or ability to pursue additional M&A in 2021

Bob Atwell Chairman, President & Chief Executive Officer (920) 430-7317 batwell@nicoletbank.com Mike Daniels President & CEO Nicolet National Bank (920) 430-7318 mdaniels@nicoletbank.com Ann Lawson Chief Financial Officer (920) 617-5325 ann.lawson@nicoletbank.com Eric Radzak Corporate Development Officer / Investor Relations (920) 617-4540 eradzak@nicoletbank.com